Principal Funds, Inc.
Supplement dated January 30, 2018
to the Statutory Prospectus dated December 31, 2017
(as supplemented on January 8, 2018)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR REAL ESTATE ALLOCATION FUND
Effective March 1, 2018, delete the Annual Fund Operating Expenses table and footnotes and replace with the following:

	Share Class
	A	Inst.
Management Fees	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	N/A	N/A
Other Expenses	5.34%	9.24%
Acquired Fund Fees and Expenses	0.75%	0.75%
Total Annual Fund Operating Expenses	6.09%	9.99%
Expense Reimbursement (1)	(4.84)%	(9.09)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.25%	0.90%

(1)
Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.50% for Class A and 0.15% for Institutional Class shares. It is expected that the expense limits will continue through the period ending December 30, 2018; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

Effective March 1, 2018, delete the Example section and replace with the following:

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$670	$1,852	$3,007	$5,788
Institutional Class	92	2,069	3,854	7,593

In the Purchase and Sale of Fund Shares section, add the following:

Effective as of the close of the New York Stock Exchange on or about March 1, 2018, the Real Estate Allocation Fund will no longer be available for purchase by new investors. Management intends to present a plan of liquidation to the Board of Directors pursuant to which the Fund would redeem its shares at net asset value and discontinue its operations. If the Board of Directors approves the plan of liquidation, the Real Estate Allocation Fund will be liquidated according to the plan on or about April 27, 2018.